SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

AMENDMENT NO. 1 TO FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   July 31, 2007

Guangzhou Global Telecom, Inc.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Florida	333-130937	59-3565377
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Room 1802, North Tower, Suntec Plaza,
No. 197 Guangzhou Avenue North
Guangzhou, PRC 510075
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (44) 1207-245-6131
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

EXPLANATION:  This amendment is being filed to properly label and link all of the exhibits on the exhibit schedule as set forth below.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01.  Entry into a Material Definitive Agreement.

On July 31, 2007, Guangzhou Global Telecom, Inc., a Florida corporation, (the "Company"), entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with the following three investors: Enable Growth Partners LP, Pierce Diversified Strategy Master Fund LLC, and Enable Opportunity Partners LP(collectively, the “Investors").  The aggregate purchase price was $3,000,000, and the investment was as follows:

* Common Stock Purchase Warrants (the “Warrants”) to purchase 2,090,592 shares of the Company’s common stock at a price of $1.12 per share, subject to adjustment, exercisable for a period of five years.  The Warrants may also be exercised on a “cashless” basis if at any time after one year from the closing of the Purchase Agreement, there is no effective registration statement, or no current prospectus available for, the resale of the shares underlying the Warrants (the “Warrant Shares)

* Senior Secured Convertible Debentures (the “Debentures”) for up to $3,428,571, with an annual interest rate of 8%.  The Debentures will be convertible at the option of the holder at any time into shares of common stock, at an initial conversion price equal to $.82.

      The First Closing shall be for up to, in the aggregate, $2,285,714 Principal Amount of Debentures (or an aggregate purchase price of $2,000,000) and shall occur on, or as soon as reasonably practicable following, the date hereof upon receipt of all the closing documents by the Investors’ legal counsel. The Second Closing shall be for up to, in the aggregate, $1,142,857 Principal Amount of Debentures (or an aggregate of $1,000,000) and shall occur on, or as soon as reasonably practicable following the effectiveness of the Registration Statement filed by the Company for this transaction..

      Other than their relationship as a result of the subscription agreement executed by the Investors for their investment referred to hereinabove, there is no material relationship between the Company and any of the Investors.

 Also on July 31, 2007, the Company executed a Registration Rights Agreement, which requires the Company to file a Registration Statement registering:

*  all of the shares of Company common stock issuable upon conversion in full of the Debentures;

*  the Common Stock issuable upon exercise of the Warrants;

*  the Common Stock issued to the Investors in payment of interest within 30 calendar days after the closing date.

The Registration Statement must be filed not later than 30 days after the date of the Registration Rights Agreement and be declared effective not later than 90 days after the date thereof (or 120 days in the event of a “full review” by the Securities and Exchange Commission).  In the event that either of these deadlines has not been met, the Company is to pay to each of the Investors liquidated damages equal to two percent of the purchase price paid by such Investor on each monthly anniversary for the first six months, decreasing to one percent on each monthly anniversary thereafter until such event is cured.

The Company intends to comply fully with its registration obligations under the Registration Rights Agreement.  The Company believes that it will be able to meet the deadlines with respect to the filing date and the effective date, but it can not provide any assurance in this regard.  If the Company were to default on any of its registration obligations, the proceeds available to it under the Securities Purchase Agreement could be substantially reduced.

Midtown Partners & Co. LLC acted as the placement agent for this financing.  They will receive 11% of the aggregate purchase price and 10% of the warrants issued to the Investors, or 209,059 warrants.

The description of the terms of this transaction and the documents referenced hereinabove are qualified by the terms of the actual documents which are contained in the exhibits filed hereto.

Item 2.03.  Creation of a Direct Financial Obligation.

See Item 1.01 of this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities

See Item 1.01 of this Current Report.

Upon closing of the above-referenced transactions, we believe that the offer and sale of these securities will be exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission and from various similar state exemptions.  In connection with the sale of these securities, the Company relied on each of the Investors’ written representations that it was either an “accredited investor” as defined in Rule 501(a) of the Securities and Exchange Commission or a “qualified institutional buyer” as defined in Rule 144A(a).   In addition, neither the Company nor anyone acting on its behalf offered or sold these securities by any form of general solicitation or general advertising.

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements of Businesses Acquired.

                       None; not applicable.

        (b)     Pro Forma Financial Information.

                       None; not applicable.

        (c)     Exhibits.

Exhibit Number	Description

10.1	Securities Purchase Agreement

10.2	Registration Rights Agreement

10.3	Subsidiary Guarantee

10.4	Security Agreement

10.5	Form of Senior Secured Convertible Debenture

10.6	Form of Common Stock Purchase Warrant

Incorporated by Reference.

None; not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

             Guangzhou Global Telecom, Inc.

             By: /s/ Li Yankuan
             Li Yankuan
                   President

Dated: August 7, 2007